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                                                                    EXHIBIT 23.1



                      CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Current Report on Form
8-K of Schuler Homes, Inc. dated April 3, 2001 of our report dated May 5,
2000, with respect to the combined financial statements of Western Pacific Housing included in the Registration Statement on Form S-3 of Schuler Homes, Inc. as declared effective by the Securities and Exchange Commission on April 2, 2001.

                                          /s/ Ernst & Young LLP


Los Angeles, California
April 16, 2001